SENTRY FUND, INC.

1800 NORTH POINT DRIVE - STEVENS POINT, WISCONSIN 54481

TELEPHONE: (800) 533-7827


                                   PROSPECTUS

                                FEBRUARY 28, 2000



The investment objective of Sentry Fund, Inc. (the "Fund") is long-term capital growth. The Fund invests in common stocks and other securities that have the principal characteristics of common stocks or are convertible into common stocks.

This Prospectus contains information you should know before you invest in the Fund. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission (the "SEC") has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


     HIGHLIGHTS  AND RISKS ...........................................    3

     PAST PERFORMANCE ................................................    3

     FEES AND EXPENSES OF THE FUND ...................................    4

     INVESTMENT OBJECTIVE ............................................    4

     HOW THE FUND INVESTS ............................................    4

     FUND MANAGEMENT .................................................    5

     HOW TO PURCHASE SHARES ..........................................    5

     SPECIAL SERVICES FOR SHAREHOLDERS ...............................    6

     HOW TO REDEEM SHARES ............................................    7

     VALUATION OF FUND SHARES ........................................    8

     DISTRIBUTIONS TO SHAREHOLDERS AND TAXATION ......................    8

     FINANCIAL HIGHLIGHTS ............................................   10


In deciding whether to invest in the Fund, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Fund has not authorized others to provide additional information. The Fund does not authorize use of this Prospectus in any state or jurisdiction in which an offer to sell shares of the Fund may not lawfully be made.

HIGHLIGHTS AND RISKS

WHAT ARE THE GOALS OF THE FUND?

The Fund's goal is long-term capital growth. This goal is sometimes referred to as the Fund's investment objective. Current income from dividends or interest is not an important factor in selecting investments for the Fund. The Fund cannot guarantee that it will achieve its goal. For more information, see "How the Fund Invests."

WHAT WILL THE FUND INVEST IN?

The Fund invests primarily in common stocks of established domestic companies. In trying to achieve its goal, the securities selected for the Fund will be those the Fund's investment adviser, Sentry Investment Management, Inc. (the "Adviser"), believes offer favorable long-term growth prospects. For more information, see "How the Fund Invests."

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The main risks of investing in the Fund are:

Stock Market Risk: Equity funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in value of stocks are generally greater than for bonds or other debt instruments.

Stock Selection Risk: The stocks selected by the Adviser may decline in value or not increase in value when the stock market in general is rising.

Liquidity Risk: The Adviser may not be able to sell stocks at an optimal time or price.

You should be aware that you may lose money by investing in the Fund.

IS AN INVESTMENT IN THE FUND APPROPRIATE FOR ME?

The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Fund may be appropriate if:

-  Your goal is long-term capital growth;
-  You do not require current income from this investment; and
- You are willing to accept short-term or intermediate-term fluctuations in value to seek possible higher long-term returns.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year and by showing how the Fund's performance over time compares to that of the S&P 500 Index(R). The bar chart and table assume reinvestment of income dividends and capital gain distributions. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction, and had it been reflected, the charge would reduce the performance shown. Remember that the Fund's past performance does not reflect how the Fund may perform in the future.
================================================================================
Year-by-year total return as of 12/31 of each year*
                                  [BAR GRAPH]

89       24.04%
90        5.23%
91       28.85%
92        7.46%
93        5.96%
94       -1.15%
95       27.75%
96       22.76%
97       29.92%
98        6.38%
99       -8.90%

* The Fund's fiscal year end is October 31. The Fund's total return from January 1, 1999 to October 31, 1999 was -8.79%.

Best Quarter:       First Quarter 1991        +16.67%
Worst Quarter:      First Quarter 1999        -12.63%

================================================================================
Average annual total return as of 12/31/99

                               1 Year       5 Year      10 Year
Sentry Fund                     -8.9%        14.6%       11.7%
S&P 500 Index(R)*              21.03%       28.54%      18.19%


* S&P 500 Index(R) is an unmanaged index generally representative of the U.S. stock market.
================================================================================
                                        3

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):   None




Annual Fund Operating Expenses (expenses that are deducted from Fund assets*)

Management Fees............................................... .75%
Distribution and Services (12b-1) Fees........................ None
Other Expenses................................................ .09%
Total Annual Fund Operating Expenses.......................... .84%


* Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead, reduce the amount of total return you receive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 year                 $   88
3 years                $  276
5 years                $  479
10 years               $1,065


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth.

HOW THE FUND INVESTS

The Fund invests in a broadly diversified group of growth stocks. Equities will be selected to provide exposure to the major sectors of the U.S. economy. The Fund will focus on companies that have prospects for above-average growth. In evaluating individual companies, the Adviser reviews certain criteria which it believes are important, such as:

-  Above average growth;
-  Strong balance sheet;
-  Shareholder-oriented management;
-  Above average return on equity; and
-  Proprietary products.

The securities the Adviser selects typically possess some, but not all, of the above attributes.

The Fund typically sells a security when the Adviser believes it shows deteriorating fundamentals or other securities are better values.

Under normal circumstances, the Fund will invest most of its assets in common stocks. Common stocks are units of ownership of a corporation. Equity funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in the value of stocks are generally greater than for bonds and other debt investments. In addition the stocks selected by the Adviser may decline in value or not increase in value when the stock market in general is rising.

To respond to adverse market, economic, political or other conditions, the Fund may invest all or a substantial portion of its assets in short-term obligations or fixed-income obligations as temporary, defensive measures. To the extent the Fund uses temporary, defensive measures, the Fund may not achieve its investment objective. See the Fund's SAI for a more complete discussion of these temporary investments.

FUND MANAGEMENT

Investment Adviser

The Adviser manages and directs the Fund's investments, subject to the review of the Fund's Board of Directors. The Adviser is also responsible for portfolio transactions and brokerage services.

The Adviser is located at 1800 North Point Drive, Stevens Point, Wisconsin 54481, and is a wholly-owned subsidiary of Sentry Insurance a Mutual Company ("Sentry Insurance"). The Adviser, which has been in the business of providing investment advice for over 24 years, also provides investment management services to Sentry Insurance and its affiliated companies.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Fund pays the Adviser a quarterly fee computed by using annual rates based on the average daily net asset value of the Fund during the quarter. For the fiscal year ended October 31, 1999, the fee paid by the Fund to the Adviser was
 .75% of the Fund's average net assets.

Pursuant to the Investment Advisory Agreement, if the total expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including the investment advisory fee) exceed the sum of 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the Adviser will reimburse the Fund for such excess. This expense limitation is taken into consideration with each payment of the management fee.

Portfolio Manager

Keith E. Ringberg, the Adviser's Director of Equity Management, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Ringberg received a B.A. degree from Milton College in 1972, and a M.B.A. from Western Illinois University in 1974. Mr. Ringberg has been employed by the Adviser for the past 24 years, and has managed the Fund's portfolio for the past 16 years.

Underwriter and Transfer Agent

Sentry Equity Services, Inc. ("Sentry Equity"), 1800 North Point Drive, Stevens Point, Wisconsin 54481, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as underwriter for the Fund pursuant to an Underwriter Agreement. Sentry Equity is a wholly-owned subsidiary of Sentry Insurance, and is therefore affiliated with the Adviser and the Fund.

Under a separate Agency Agreement, Sentry Equity also serves as the Fund's Transfer Agent, Dividend Disbursing Agent, and Plan Agent.

HOW TO PURCHASE SHARES

You may purchase Fund shares by opening an account through any Sentry Equity sales agent or directly through Sentry Equity's office at 1800 North Point Drive, Stevens Point, Wisconsin 54481, telephone (800) 533-7827.

To open an account:

-  Complete and sign the account Application.

- Send the Application, along with a check for the initial investment amount, to Sentry Equity at the address given above.

- Your check should be made payable to "Sentry Fund, Inc." Payment must be made by check drawn on a U.S. bank, savings and loan, or credit union. Cash, third-party checks, and checks made payable to "Sentry Equity" or "Sentry Equity Services, Inc." will not be accepted.

-  If your check does not clear, you may be charged a $20 service fee.

- All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase application in whole or in part.

Fund shares are sold on a continuous basis at the net asset value per share next computed following receipt of an order in proper form (as described above). Net asset value per share is calculated once daily as of the close of regular trading (generally 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange is open for business. See "Valuation of Fund Shares."



Minimum Investments                         Initial    Subsequent
                                          Investment   Investment
                                          ----------   ----------
Regular Account
 (Open Purchase Plan):                       $500         $50

Planned Automatic
Investment Draft Plan ("PAID" Plan):         $200         $20

Periodic Purchase Plan:                      $500         $240
                                                       annually

Employer-Sponsored                           $200      $ 10 per
Payroll Deduction Plan:                                pay period

Traditional IRAs:                            $500         $50

Roth IRAs:                                   $500         $50

Education IRAs:                              $500         N/A


The Fund may change or waive these minimums at any time; you will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Purchases which would result in the investor owning, either beneficially or of record, more than 4.9% of the Fund's outstanding shares will not be accepted unless the investor enters into an agreement with the Fund which takes into account the interests of all Fund shareholders. The Fund will redeem the shares of any investor in excess of 4.9% of the Fund's outstanding shares if the investor does not enter into such an agreement. Sentry Insurance and its affiliated companies are excluded.

Stock Certificates

The Fund will not issue stock certificates. Sentry Equity will maintain an account for you that will record your Fund share holdings to three decimal places.

Distributions

All distributions of investment income (dividends) or net realized capital gains will be paid in shares of the Fund, which will be added to your account at net asset value. See "Distributions to Shareholders and Taxation." However, if you have a Regular Account, you may receive all your distributions, or only those distributions representing investment income, in cash if you elect to do so on the Application or by written notice to Sentry Equity.

Confirmations

A written confirmation will be mailed to you each time a transaction occurs which changes the number of shares you own. The confirmation will give details of the transaction and state the number of shares you owned before and after the transaction.



SPECIAL SERVICES FOR SHAREHOLDERS

The Fund offers the following services to shareholders. Additional information about these services is available by contacting Sentry Equity at (800) 533-7827. The Fund may modify or terminate these services at any time.


Participation in any of the Fund's investment plans is entirely voluntary and you may discontinue or convert to another plan at any time subject to certain restrictions or penalties for IRA plans.


Planned Automatic Investment Draft Plan

The Planned Automatic Investment Draft ("PAID") Plan is offered by Sentry Equity to allow the purchase of Fund shares at regular intervals. Based on your authorization, an automatic withdrawal is made by Sentry Equity from your bank account each month to purchase shares of the Fund. This ensures that the purchase schedule you select is maintained. There is no extra charge for this service. For more information on the PAID Plan, see the Fund's SAI.


Periodic Purchase Plan

Under the Periodic Purchase Plan, you may elect to make regular investments of a specified amount either monthly, quarterly or semi-annually. This plan requires a minimum annual investment of $240. The amount and frequency of payments (including additional payments) may vary as long as the minimum initial purchase of $500 and minimum annual purchase of $240 requirements are met.

Payroll Deduction

Employer-sponsored payroll deduction plans are designed for investors who wish to make purchases of Fund shares at regular intervals. You may enroll in this plan by making an initial purchase of $200 or more and completing the Application. For additional investments made under an employer-sponsored payroll deduction plan, the minimum purchase is $10 per pay period. Purchases are entirely voluntary.


Systematic Withdrawal Plan

If you own $5,000 or more of Fund shares (the shares cannot be in certificate form), you may request quarterly payments from your account of at least $50, payable to you or to your designated payee. For accounts of $10,000 or more, monthly payments can be made. Ordinarily, sufficient shares will be redeemed from your account for the amount of the payment on the 20th day of the month. A check will be mailed to you or your designated payee within three business days thereafter.


To establish a Systematic Withdrawal Plan, complete the appropriate section of the Application. For more information, see the Fund's SAI.


Individual Retirement Accounts

The Fund offers three types of individual retirement accounts (IRAs): the Traditional IRA, the Roth IRA, and the Education IRA. See the Fund's SAI for a more complete explanation of these IRAs.


HOW TO REDEEM SHARES

You may request redemption of all or part of your Fund shares at any time. The price per share will be the net asset value next computed, less any applicable income tax withholding, after the time the redemption request is received in proper form by Sentry Equity. See "Valuation of Fund Shares." You may contact Sentry Equity at (800) 533-7827 for more information concerning redemption of Fund shares. Your redemption proceeds will be mailed promptly, but no later than seven days after receipt of a redemption request in good order. The redemption price of shares may be more or less than your cost when you purchased the shares, depending on the market value of the securities owned by the Fund at the time of redemption.


If you redeem shares through a financial intermediary (such as a broker-dealer), the financial intermediary may charge you transaction fees for its services. You will not be charged a fee if you redeem your Fund shares directly through Sentry Equity without the intervention of a financial intermediary.


Written Redemptions


For most redemption requests, you need only furnish a written, unconditional request to redeem your shares at net asset value to Sentry Equity Services, Inc., 1800 North Point Drive, Stevens Point, Wisconsin 54481. If shares are not represented by stock certificates, a redemption request form available from Sentry Equity, or a letter, may be used for the request. Written redemption requests received via facsimile transmission will be processed, but funds will not be released until the original, signed redemption request has been received by Sentry Equity at its office in Stevens Point, Wisconsin. Requests for redemption must be signed exactly as the shares are registered, including the signature of each owner if owned jointly, and must specify the number of shares or dollar amount to be redeemed. EACH SIGNATURE MUST BE GUARANTEED BY A REGISTERED REPRESENTATIVE OF SENTRY EQUITY, A COMMERCIAL BANK, TRUST COMPANY, MEMBER OF A STOCK EXCHANGE, SAVINGS AND LOAN ASSOCIATION OR SAVINGS BANK, OR OTHER ELIGIBLE FINANCIAL INSTITUTION. A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE. The guarantee may be waived by Sentry Equity on redemptions of $10,000 or less. If the redemption request is from a qualified plan, proper withholding and request for redemption forms must be completed.


Stock Certificates

If shares are represented by stock certificates which were previously issued, the form on the back of each certificate must be used to redeem shares. The stock certificate must be signed exactly as the account is registered. If the account is owned jointly, both owners must sign.

Special Situations

Under certain circumstances (such as corporate or fiduciary registrations), Sentry Equity may require additional documents (such as inheritance tax waivers, death certificates or corporate resolutions) before the proceeds of a redemption can be paid.

The Fund may suspend the right of redemption and the determination of net asset value of its shares under the following unusual circumstances: when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders. In that event, redemption will be effected at the net asset value next determined after the suspension has been lifted unless the shareholder has withdrawn the redemption request.

If you have been a shareholder for at least five years and the aggregate value of your shares does not exceed $200, the Fund reserves the right to close your account. Before such action is taken, you will be provided with six months' prior written notice.

The Fund has the right to redeem Fund shares in whole or in part with portfolio securities (i.e., redemption-in-kind). For more information, please consult the SAI.


VALUATION OF FUND SHARES

Net asset value is calculated by taking the value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on weekends and national holidays. Net asset value is not determined on days the New York Stock Exchange is closed. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed. However, orders received by Sentry Equity prior to the close of trading on the New York Stock Exchange and prior to the close of the Fund's business day will be confirmed at a price based on the net asset value effective as of the close of the Exchange on that day with payment to follow.


DISTRIBUTIONS TO SHAREHOLDERS AND TAXATION

For federal income tax purposes, all dividends and distributions of short-term capital gains you receive from the Fund are taxable as ordinary income, whether reinvested in additional shares or received in cash. Distributions of long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period (and the applicable tax rate) is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains. You will be informed annually of the amount and nature of all dividends and capital gains paid during the prior year. Capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you will generally not be required to pay federal income taxes on the distributions made to you by the Fund.

The Fund intends to declare dividends in June and December, and to distribute any capital gains annually with the December dividend. Any dividend that is declared in October, November or December as of a record date in one of those months, but is actually paid to shareholders during the following January is "deemed" to have been received by shareholders on December 31 of the calendar year it was declared.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the distribution.

If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then-prevailing net asset value. If you participate in an Open Purchase Plan, you may request your dividend and capital gains distributions, if any, in cash.

If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report for the year ended October 31, 1999, which is available on request.




                                                            Year Ended October 31
                            -------------------------------------------------------------------------------------------
                                         1999                1998               1997             1996             1995
                                         ----                ----               ----             ----             ----
Net Asset Value,
 Beginning of Period                   $ 19.80            $  23.95            $  18.19         $ 16.29          $ 15.39
                                       -------            --------            --------         -------          -------

Income From Investment Operations
---------------------------------
 Net Investment Income                     .15                 .11                 .13             .17              .18
 Net Realized and Unrealized Gains
  (Losses) on Investments                 (.19)               (.30)               6.70            3.01             1.65
                                       -------            --------            --------         -------          -------

Total from Investment Operations          (.04)               (.19)               6.83            3.18             1.83

Less Distributions
------------------
 Dividends From Net
  Investment Income                       (.12)               (.11)               (.16)           (.17)            (.17)
 Distributions From Net
  Realized Gains                         (2.00)              (3.85)               (.91)          (1.11)            (.76)
                                       -------            --------            --------           ------            -----

Total Distributions                      (2.12)              (3.96)              (1.07)          (1.28)            (.93)

Net Asset Value, End of Period         $ 17.64            $  19.80            $  23.95         $ 18.19          $ 16.29
                                       =======            ========            ========         =======          =======

Total Return                              (.57%)              (.76%)             39.23%          20.60%           12.97%

Ratios/Supplemental Data
------------------------
Net Assets, End of Period              $95,689            $111,850            $118,278         $97,154          $84,374
  (in Thousands)
Ratio of Expenses to
 Average Net Assets                        .84%                .83%                .83%            .84%             .86%
Ratio of Net Investment Income
 to Average Net Assets                     .81%                .55%                .61%            .95%            1.17%
Portfolio Turnover Rate                  24.33%              29.85%              40.75%          28.28%           26.54%

INVESTMENT ADVISER
      Sentry Investment Management, Inc.
      1800 North Point Drive
      Stevens Point, WI  54481

UNDERWRITER
      Sentry Equity Services, Inc.
      1800 North Point Drive
      Stevens Point, WI  54481

CUSTODIAN
      Citibank, N.A.
      399 Park Avenue
      New York, NY  10022

LEGAL COUNSEL
      Godfrey & Kahn, S.C.
      780 North Water Street
      Milwaukee, WI  53202

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      203 North LaSalle
      Chicago, IL  60601

The SAI for the Fund contains additional information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted on the cover of this Prospectus. These documents are also available from Sentry Equity. General inquiries regarding the Fund can be directed to the Fund at the address and toll-free telephone number on the coverage page of this Prospectus.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

The Fund's 1940 Act File Number is 811-1861

30-43                                                                      2-00








                               SENTRY FUND, INC.



                                   [GRAPHIC]

                                No sales charges

                                       -

                               No redemption fees

                                       -

                                 No 12b-1 fees





                                   PROSPECTUS
                                AND APPLICATION
                               FEBRUARY 28, 2000


                            [Sentry Fund, Inc. LOGO]